SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          July 26, 2005
                                                --------------------------------

Commission        Registrant, State of Incorporation,         I.R.S. Employer
File Number       Address and Telephone Number                Identification No.

1-3526            The Southern Company                        58-0690070
                  (A Delaware Corporation)
                  270 Peachtree Street, N.W.
                  Atlanta, Georgia 30303
                  (404) 506-5000

1-3164            Alabama Power Company                       63-0004250
                  (An Alabama Corporation)
                  600 North 18th Street
                  Birmingham, Alabama 35291
                  (205) 257-1000

1-6468            Georgia Power Company                       58-0257110
                  (A Georgia Corporation)
                  241 Ralph McGill Boulevard, N.E.
                  Atlanta, Georgia 30308
                  (404) 506-6526

0-2429            Gulf Power Company                          59-0276810
                  (A Maine Corporation)
                  One Energy Place
                  Pensacola, Florida 32520
                  (850) 444-6111

001-11229         Mississippi Power Company                   64-0205820
                  (A Mississippi Corporation)
                  2992 West Beach
                  Gulfport, Mississippi 39501
                  (228) 864-1211

1-5072            Savannah Electric and Power Company         58-0418070
                  (A Georgia Corporation)
                  600 East Bay Street
                  Savannah, Georgia 31401
                  (912) 644-7171

333-98553         Southern Power Company                      58-2598670
                  (A Delaware Corporation)
                  270 Peachtree Street, N.W.
                  Atlanta, Georgia 30303
                  (404) 506-5000

The addresses of the registrants have not changed since the last report.

This combined Form 8-K is furnished separately by seven registrants: The Southern Company, Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company and

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Southern Power Company. Information contained herein relating to each registrant is furnished by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrants.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

         The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

         On July 26, 2005, The Southern Company issued a press release regarding its earnings for the periods ended June 30, 2005. A copy of this release is being furnished as Exhibit 99.01 to this Current Report on Form 8-K. In addition, certain additional information regarding the financial results for the three months and six months ended June 30, 2005 is being furnished as Exhibits
99.02 through 99.06 to this Current Report on Form 8-K.

                       Use of Non-GAAP Financial Measures

         In exhibits 99.01 and 99.02 attached to this Current Report on Form 8-K, Southern Company, in addition to presenting kilowatt-hour sales information for the three months and six months ended June 30, 2004, as reported in accordance with accounting principles generally accepted in the U.S. ("GAAP"), has also provided adjusted kilowatt-hour sales information for the three months and six months ended June 30, 2004. In 2005, certain Georgia Power Company industrial customers were reclassified from industrial to commercial to be consistent with the rate structure approved by the Georgia Public Service Commission. The adjusted kilowatt-hour sales information reclassifies 2004 kilowatt-hour sales for commercial and industrial customers to be consistent with the presentation for the three months and six months ended June 30, 2005. Southern Company believes that the adjusted kilowatt-hour sales information is useful to investors because it provides investors with more consistent information for purposes of comparing 2004 and 2005 kilowatt-hour sales performance. The presentation of this additional information is not meant to be considered a substitute for financial measures prepared in accordance with GAAP.

                                    Exhibits

         The exhibits hereto contain business segment information for Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company and Southern Power Company. Accordingly, this report is also being furnished on behalf of each such registrant.

         The following exhibits relate to the periods ended June 30, 2005:

Exhibit 99.01         Press Release.

Exhibit 99.02         Financial Highlights.

Exhibit 99.03         Significant Factors Impacting EPS.
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Exhibit 99.04         Analysis of Consolidated Earnings.

Exhibit 99.05         Kilowatt-Hour Sales.

Exhibit 99.06         Financial Overview.

                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     July 26, 2005               THE SOUTHERN COMPANY



                                      By    /s/W. Dean Hudson
                                             W. Dean Hudson
                                              Comptroller

                                      ALABAMA POWER COMPANY
                                      GEORGIA POWER COMPANY
                                      GULF POWER COMPANY
                                      MISSISSIPPI POWER COMPANY
                                      SAVANNAH ELECTRIC AND POWER COMPANY
                                      SOUTHERN POWER COMPANY



                                      By    /s/Wayne Boston
                                              Wayne Boston
                                           Assistant Secretary